                                                        FORWARDFUNDS
















        ANNUAL REPORT

_______________________________________________________________________________
                                      [_]

                                                              Table of Contents

                  Shareholder Letter.....................  1

                  Portfolios of Investments.............. 17

                  Statement of Assets and Liabilities.... 31

                  Statement of Operations................ 33

                  Statements of Changes in Net Assets.... 35

                  Financial Highlights................... 39

                  Notes to Financial Statements.......... 46



Forward Funds are distributed by PFPC Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406

The report has been prepared for the general information of Forward Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Forward Funds Prospectus, which contains more complete information about Forward Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus before investing or sending money.


_______________________________________________________________________________
                                                              December 31, 2001

_______________________________________________________________________________
                                      [_]

Dear Shareholders,

There will be a silver lining. In the meantime, we acknowledge it was a difficult year. We rang in the 2001 New Year with clouds clustered around the U.S. - an economy falling into recession, stock markets reeling from major losses and uncertainty regarding the presidential election. The situation abroad was not much brighter - major stock markets were falling worldwide and Japan was plummeting into its worst recession since World War II.

On the first trading day for U.S. stock markets, the Nasdaq Composite Index (the "Nasdaq"), a tech-laden market indicator, gave us little reason for optimism. It ended the day down 7.2%, providing an early indication of the extreme volatility the year would bring. Things didn't improve greatly during the balance of the first quarter. All the major indices ended up with varying degrees of negative results. A comeback seemed to be underway in the second and third quarters when the storm came. The aftermath of September 11/th put a full recovery out of reach. The Dow Jones Industrial Average (the "Dow") fell 7.13% the day after the market resumed trading. Over the course of that week it experienced the fourth largest decline since the start of the 20th century. /

Most domestic stocks roared back during the balance of the year. After September 21/st, the Dow gained 21.7% and the Nasdaq increased 37%. At year end the run still left the major stock market indicators in red ink, but there were stock winners. The Russell 2000, the most popular benchmark for small company stocks, ended up in positive territory and outperformed large company stock indices for the second consecutive year. Real estate investments completely bucked the trend. They showed few ties to the rest of the market and resisted its downward pull. The real estate investment benchmark, the NAREIT Equity Index, was up almost 14%. Its strong performance was a powerful endorsement to use real estate investment trusts (REITs) for portfolio diversification. /

The few success stories in the international markets were also overshadowed by generally miserable performance. Argentina's downward spiral took the rest of Latin America with it. Mexico somehow escaped the troubles to its north and south. European stock markets experienced

_______________________________________________________________________________
December 31, 2001
                                      1

_______________________________________________________________________________
                                      [_]

one of their worst years ever. Technology, industrial goods and services, insurance, telecommunications and media all fell nearly 30% leading the downturn. Asia also suffered as Japan and Hong Kong were hammered. The export-driven economies of the Pacific Rim will probably require a turnaround in the U.S. economy to generate momentum.

The many surprises from 2001 did not leave the Forward Funds untouched. The Forward Uniplan Real Estate Investment Fund and the Forward Hoover Small Cap Equity Fund produced strong results and positive returns in spite of these conditions. The Forward Garzarelli U.S. Equity Fund and Forward Hansberger International Growth Fund performed admirably given the difficult investment conditions in their asset classes. All of our funds maintained their investment disciplines during these hard times and produced respectable results versus their benchmarks. Please review the letters from our funds on the following pages for more information on their results.

In those letters you will find the silver lining. They carry messages of optimism from some of the individuals who are closest to the markets. The letters convey reasons for hope from portfolio managers who live with the twists and turns that stock investments bring us. You may share their visions of a successful 2002 or harbor a healthy sense of doubt. Regardless, you should have a strong understanding of the opportunity the stock market brings, the risk you will bear as an investor and the value of diversification in balancing the risk and reward. The Forward Funds are tools to help you diversify. Use them well.

Sincerely,

Forward Funds, Inc.

_______________________________________________________________________________
                                                              December 31, 2001
                                      2

                     Forward Hoover Small Cap Equity Fund

_______________________________________________________________________________

                                Fund Commentary


Small company stocks joined the rest of the stock market on a roller-coaster ride throughout 2001. Their prices fell in the first quarter, charged upward in the second, plummeted in the third and shot skyward in the fourth. While the general direction of small company stock prices mirrored the rest of the market, the final results were quite different. The Russell 2000 Index, the fund's benchmark and the most common proxy for small cap stocks, finished the year up slightly more than 1%. Hardly reason to celebrate, but in a year where the S&P 500 was down over 13%, anything positive was good news. The Forward Hoover Small Cap Equity Fund performed even better - chalking up a gain of 4.27%. Positive results have been a common theme for the fund despite the overall market volatility. We have not experienced negative returns in any of the calendar years since our inception in 1998.

This was the second year of outperformance by small caps. How, one might ask, can the riskier and more illiquid asset class outperform in this very turbulent market? The answer is fundamentals! A weaker earnings outlook prevailed for small caps in the late '90s versus the strong earnings growth of the largest companies in the S&P index. Over the last several years the weaker small companies failed while the stronger ones consolidated, retrenched, lowered leverage and emerged in stronger competitive positions within their niches. The earnings prospects for small cap companies are generally strong, while the large caps are retrenching.

The strong fundamentals for small cap companies are supported by compelling valuations. The relative valuation of small versus large caps remains near the all-time low as measured by cash flows, earnings and other measures, which was reached in 1999 during the bubble performance of large cap tech stocks. For instance, the small cap companies are still selling at a 10% discount to the cash flow multiples of large caps, which remains below the bottom of the last cycle for small caps in 1990. High multiples, which reflect high expectations, remain for large caps. As the market continues to correct the historic valuation disparity reached between large and small cap stocks, other factors are also at play

_______________________________________________________________________________
December 31, 2001
                                      3

                     Forward Hoover Small Cap Equity Fund

_______________________________________________________________________________

that have and should continue to buoy small cap stock prices. First, larger companies have recognized the under valuation of small cap companies and are acquiring them, driving up prices. Second, in general, earnings surprises have been and will continue to be positive for small caps and negative for large caps. Third, small caps have historically outperformed large caps after a recession or severe slowdown as the spreads in cost of capital narrow, allowing earnings to accelerate relatively faster for smaller companies.

After September 11, we repositioned the portfolio to take advantage of an anticipated rebound in the more cyclical sectors of the market. The fourth quarter rebound carried ten of eleven sectors in the portfolio to positive performance. Our overweight positions in the consumer cyclicals, technology, basic materials, energy and consumer durables aided performance. We underweighted the more defensive healthcare, financials and utility sectors that underperformed the overall portfolio during this time period. Throughout the volatile market over the last two years we have avoided sector overweighting due to the violent sector rotations taking place. We have instead used this volatile investor sentiment to invest in the strongest companies in industries that are out of favor in the market. For instance, after September 11 we increased our exposure to travel and tourism. In every market environment we remain focused on investing in emerging companies that are niche leaders, have a fundamental catalyst for growth, a strong balance sheet, strong management and a compelling valuation.

Our outlook for small cap stocks has never been more positive since we began focusing on this sector in 1994. For the first time since the early '90s, we believe investors could find small caps outperforming in a market that is also positive. A stock market bottoming process started as a result of a political event in the third quarter of 2001, and as a veteran of 1974, 1987 and 1990, I remember how fast the upturns develop after major bear markets. We believe the economy will be stronger one year from now and earnings comparisons will be easy in the last half of this year. The market is

_______________________________________________________________________________
                                                              December 31, 2001
                                      4

                     Forward Hoover Small Cap Equity Fund

_______________________________________________________________________________

a discounting mechanism, and a leading economic indicator. We, of course, understand that the stock market will continue to provide a volatile backdrop to fundamental investing and that we will have corrections along the way. In addition, in 2001 we had the broadest market in sixteen years with 64% of stocks in the S&P 500 outperforming the index, according to Merrill Lynch, and we expect this trend to continue in 2002. A broadening market is bullish in general and the complete reverse of the narrowing market of the late '90s. A broadening market also favors active investors as well as small cap investors.

                          Weightings by Industry as a
               Percentage of Net Assets as of December 31, 2001
                                    [CHART]

Net Other Assets and Liabilities                 1%
Transportation                                   7%
Consumer Cyclicals                              23%
Consumer Staples                                 2%
Energy                                          12%
Financial Services                              18%
Healthcare                                       7%
Basic Materials                                  7%
Capital Goods                                    7%
Technology                                      15%
Utilities                                        1%


_______________________________________________________________________________
December 31, 2001
                                      5

                     Forward Hoover Small Cap Equity Fund

_______________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                     Hoover Small Cap Equity Fund        Russell 2000 Index
     10/1/1998               10000                             10000
    12/31/1998               11399                             11605
     3/31/1999               10918                             10936
     6/30/1999               12570                             12588
     9/30/1999               11449                             11752
    12/31/1999               12200                             13882
     3/31/2000               14562                             14827
     6/30/2000               15082                             14226
     9/30/2000               15273                             14340
    12/31/2000               14381                             13299
     3/31/2001               13595                             12391
     6/30/2001               14755                             14104
     9/30/2001               12284                             11135
    12/31/2001               14995                             13435

                         Average Annual Total Return:

                            1 Year            4.27%
                            Since Inception* 13.27%

* Past performance is not indicative of future performance. Fund inception:
  10/1/98.
/1/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors cannot invest directly in the index.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.


_______________________________________________________________________________
                                                              December 31, 2001
                                      6

                 Forward Hansberger International Growth Fund

_______________________________________________________________________________

                                Fund Commentary

The global bear market in equities continued for a second, consecutive year. This challenging period included recessionary economic conditions and the worst terrorist attacks in history. A strong rebound in the final quarter, however, indicated that, perhaps, the bear market was drawing to a close. Positive signs emerged that this might be the case. Investor appetite for risk improved considerably in the last few months of the year and cash balances began to be put to work in part based on concern over missing the next "Bull Market". It has been rare for major world equity markets to be down for three years in a row. Needless to say, with improved investor confidence, most major international indices advanced considerably from "over sold" conditions during the final quarter.

Over the course of 2001, international indices declined significantly. The Fund's benchmark index, the MSCI All Country World Index Free ex USA, declined by 19.50% while the MSCI EAFE Index (another common measure) dropped 21.21%. Value style investing outperformed the Growth style for the year as evidenced by the MSCI ACWI ex-USA Value Index being ahead of the MSCI ACWI ex-USA Growth Index by 760 basis points for the year. The fourth quarter saw a reversal of that trend as the MSCI ACWI ex-USA Growth Index was up 12.18% while the MSCI ACWI ex-USA Value Index was up 5.90% in the last three months.

Geographically, while all regions declined, Emerging Markets were the best performing area, down 2.37%. The Pacific ex-Japan region was the next best performing region, -9.43%. This is an area where the Fund experienced its strongest positive contributions from stock selection. European markets performed on about a par with the benchmark (-19.49%) while the Japanese stock market, in line with its frail economy, was considerably weaker (-29.28%).

From a sector perspective, defensive industries performed best in the first three quarters of the year. Market leaders for the fourth quarter were those stocks in more economically sensitive, higher beta areas such as technology, media, and telecommunications.

_______________________________________________________________________________
December 31, 2001
                                      7

                 Forward Hansberger International Growth Fund

_______________________________________________________________________________


For the most part, the seeds for favorable equity markets have already been sown: significant monetary easing on the part of Central Banks, falling oil prices, an inventory cycle that appears to be close to a bottom and an improvement in consumer sentiment since September 11th. The rebound in equity markets during the fourth quarter was principally liquidity and expectations driven. Ultimately, it is our view that corporate earnings will decide how much further the market can rally from here. The outlook for profits in the next six months is somewhat mixed. Expectations, however, are for a recovery in the second half of 2002. Despite the lack of pricing power on the part of many companies and modest expectations for overall economic growth, restructuring efforts, leaner inventories, productivity growth, and lower prices for commodity inputs should, in our opinion, eventually allow for modest earnings expansion. Negative revisions to corporate earnings may have indeed bottomed in the final quarter and this may potentially prove to be a foundation for the beginning of a new positive trend.

While fundamental concerns have increasingly given way to cyclical optimism, uncertainties and risks do remain. With the market rally, equities are no longer as cheap as they were at the bottom. The decline in interest rates is potentially nearing an end and may climb higher if the economic recovery gathers steam. The timing and nature of an economic recovery is not assured, nor is the corporate earnings picture. Market sentiment remains fragile. While the fear of last September recedes, it would not take much to have it come rushing back into the minds of individuals. An equity market correction or rotation back into perceived "safe havens" cannot be ruled out.

We, nevertheless, remain guardedly optimistic in our market outlook for the New Year. In the past months, we have continued to concentrate our activity on positioning the Fund to take full advantage of an upswing in equity markets. At the margin, the Fund has become slightly more cyclical. We remain committed, as usual, to continually managing risk while at the same time focusing on adding value through individual stock selection.

_______________________________________________________________________________
                                                              December 31, 2001
                                      8

                 Forward Hansberger International Growth Fund

_______________________________________________________________________________

              Weightings by Region as a Percentage of Net Assets
                            as of December 31, 2001


                                    [CHART]

Other                   1%
Europe                  62%
Emerging Markets        12%
Pacific                 2%
North AMerica           7%
Japan                   16%

             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2001


                                    [CHART]

Net Other Assets and Liabilities                 1%
Finance                                         21%
Telecommunications                              13%
Industrial                                      12%
Consumer Discretionary                          12%
Technology                                      11%
Healthcare                                       9%
Consumer Staples                                 6%
Energy                                           6%
Utilities                                        4%
Materials                                        3%
Business and Consumer Services                   2%


_______________________________________________________________________________
December 31, 2001
                                      9

                 Forward Hansberger International Growth Fund

_______________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund


                                    [CHART]

                        Hansberger International         MS ALL Country World
                              Growth Fund                      Ex USA
     10/1/1998                  10000                           10000
    12/31/1998                  11323                           11988
     3/31/1999                  11654                           12220
     6/30/1999                  12737                           12734
     9/30/1999                  12607                           13114
    12/31/1999                  14170                           15441
     3/31/2000                  13641                           15507
     6/30/2000                  13712                           14814
     9/30/2000                  13163                           13557
    12/31/2000                  12390                           12918
     3/31/2001                  10539                           11169
     6/30/2001                  10773                           11065
     9/30/2001                   8494                            9389
    12/31/2001                   9796                           10208


                         Average Annual Total Return:

1 Year           (20.94)%
Since Inception*  (0.63)%

* Past performance is not indicative of future performance. Fund inception:
  10/1/98.
/1/ The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 47 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index.

Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

_______________________________________________________________________________
                                                              December 31, 2001
                                      10

                      Forward Garzarelli U.S. Equity Fund

_______________________________________________________________________________

                                Fund Commentary


Our "charter" is to build a diversified portfolio of large company U.S. stocks. Unfortunately, large company U.S. stocks were not the best place to be last year. You probably know the story. The poor market performance from 2000 extended into early 2001. There was a bit of a rebound in the second quarter, but smaller stocks were the greatest benefactors. The tragic events of early September sent all stocks downward, but a strong rally in the fourth quarter provided some relief to the stock market.

During 2001, we initiated an effort to transition the fund to take advantage of an economic turnaround. The economy was clearly reluctant to cooperate, but the fund's performance was still in line with its benchmark index, the S&P 500. The fund's returns over the course of the year reflected the overall market volatility. There were some success stories during the bumpy ride, including a strong performance from our overweight position in consumer cyclicals. Our holdings in Centex Corp., Lowes Cos. and Target did especially well. Detractors from fund performance included our holdings in technology. The Nasdaq Composite Index, a technology-oriented benchmark, fell precipitously for the second straight year and ended up down 21.05%. Our technology holdings in Cisco, EMC Corp and Sun Microsystems also fell for the second consecutive season.

With the start of the 2002 New Year, the economy appears to be recovering sooner than most expected. The consumer is spending and the savings rate is back below 1%. Auto sales were strong in the fourth quarter helped by zero financing. Rebate incentives to help sales will be coming soon. Consumer confidence is recovering according to the Conference Board. The current problem continues to be layoffs and the lack of jobs due to the recession. We believe the economy will be recovering led by an inventory buildup and consumer spending. Wealth is still high (although less than it was two years ago) with higher home values creating a wealth effect. The housing market has stubbornly not budged from its strong levels aided by the Fed's interest rate easings and the American desire for larger homes. Although the consumer has near record debt levels as a share

_______________________________________________________________________________
December 31, 2001
                                      11

                      Forward Garzarelli U.S. Equity Fund

_______________________________________________________________________________

of income, not so as a percent of wealth. Consumer debt has grown by about 100% since early 1994, but equity has grown by over 200%. As long as the consumers can service their debt, spending will continue.

Our stock market indicator composite remains at 63.3%. We believe the S&P 500 may gain at least 20% over the next 6 to 12 months based on our bullish composite reading. We continue to monitor the sentiment portion of our indicators carefully each week, as investment advisors are becoming more bullish with every passing day. The level of bullishness has reached a four-week-average of 65.0%, and a level above 70% is considered very bearish. We have found that overly bullish sentiment sometimes causes short-term market corrections (declines are normally limited to 5% to 10% in a cyclical bull market). Therefore, this current correction is healthy and hopefully may help our sentiment reading.

             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2001

                                    [CHART]

Utilities                                1%
Basic Materials                          5%
Communication Services                   2%
Energy                                   5%
Capital Goods and Construction          11%
Consumer Cyclicals                      14%
Consumer Staples                         7%
Healthcare                              10%
Technology                              18%
Banking                                 11%
Finance                                 15%
Transportation                           1%


_______________________________________________________________________________
                                                              December 31, 2001
                                      12

                      Forward Garzarelli U.S. Equity Fund

_______________________________________________________________________________


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]

                      Garzarelli U.S. Equity Fund     S&P 500 Index
     10/1/1998                  10000                     10000
    12/31/1998                  12093                     12087
     3/31/1999                  12524                     12649
     6/30/1999                  13425                     13498
     9/30/1999                  12604                     12613
    12/31/1999                  14452                     14447
     3/31/2000                  15065                     14735
     6/30/2000                  14613                     14303
     9/30/2000                  15045                     14125
    12/31/2000                  13901                     12982
     3/31/2001                  11925                     11409
     6/30/2001                  12610                     12039
     9/30/2001                  10681                     10235
    12/31/2001                  11994                     11289


                         Average Annual Total Return:

1 Year           (13.71)%
Since Inception*   5.75%

* Past performance is not indicative of future performance. Fund inception:
  10/1/98.
/1/ The S&P 500 Index is an unmanaged index of the 500 largest stocks in market capitalization in the U.S. Investors cannot invest directly in the index.


_______________________________________________________________________________
December 31, 2001
                                      13

                  Forward Uniplan Real Estate Investment Fund

_______________________________________________________________________________

                                Fund Commentary


Last year the REIT sector again provided a safer haven for investors. REITs provided positive returns while most major stock market averages experienced negative results for a second straight year. The Forward Uniplan Real Estate Investment Fund was up 11.31%, while the NAREIT Equity Index advanced by 13.93%. The difference in results was largely attributable to a tremendous advance in the price of high yielding small capitalization REITs in the Index. Consistent with our more conservative investment strategy, we did not pursue investing in those securities.

The softer economic climate and our forecast that the domestic economy would continue to slow resulted in the portfolio being positioned in larger, more defensive REITs. The primary focus of our company level analysis was on the credit quality and industry diversification of the underlying real estate portfolio. The higher risk level inherent in smaller tenants and less geographically diversified holdings that are represented in many smaller REITs was not consistent with our defensive posture.

We continue to focus on the supply and demand dynamics of local markets. During the year we reduced our exposure to many West Coast markets and northern California in particular. We reallocated portfolio assets to the Washington DC, New York, northern New Jersey, Philadelphia and Houston metro areas where supply and demand fundamentals looked more favorable.

We believe the corporate earnings outlook and the timing of economic recovery will have the largest impact on REIT performance in 2002. Although we expect earnings in the REIT sector to grow at a slower rate than in 2001, we continue to look for positive earnings growth within our portfolio and the sector in general. This high level of earnings stability will be very desirable to investors if the general corporate earnings environment fails to improve. In addition, we continue to forecast a slower economic recovery than is generally expected. This should keep interest rates low and thus the safe, relatively high yields of the sector in general should also prove to be a positive factor for REIT stocks.

_______________________________________________________________________________
                                                              December 31, 2001
                                      14

                  Forward Uniplan Real Estate Investment Fund

_______________________________________________________________________________

             Weightings by Industry as a Percentage of Net Assets
                            as of December 31, 2001


                                    [CHART]

Healthcare                               3%
Industrial                              14%
Office                                  22%
Residential                             18%
Retail                                  19%
Self Storage                             2%
Specialty                               11%
Net Other Assets and Liabilities        11%


                  Growth of a $10,000 Investment in the Fund

                                    [CHART]
                    Uniplan Real Estate        NAREIT Equity Index
                     Investment Fund
     5/10/1999           10000                        10000
     5/31/1999            9950                        10220
     6/30/1999            9834                        10054
     7/31/1999            9572                         9734
     8/31/1999            9502                         9611
     9/30/1999            9154                         9246
    10/31/1999            8950                         9018
    11/30/1999            8797                         8872
    12/31/1999            9090                         9153
     1/31/2000            9131                         9183
     2/29/2000            9007                         9073
     3/31/2000            9362                         9372
     4/30/2000            9876                        10001
     5/31/2000           10076                        10100
     6/30/2000           10433                        10359
     7/31/2000           11229                        11264
     8/31/2000           11048                        10807
     9/30/2000           11434                        11151
    10/31/2000           11143                        10668
    11/30/2000           11229                        10805
    12/31/2000           11745                        11566
     1/31/2001           11680                        11686
     2/28/2001           11637                        11500
     3/31/2001           11624                        11611
     4/30/2001           11765                        11888
     5/31/2001           12004                        12176
     6/30/2001           12627                        12890
     7/31/2001           12419                        12634
     8/31/2001           12834                        13096
     9/30/2001           12515                        12552
    10/31/2001           12251                        12193
    11/30/2001           12824                        12864
    12/31/2001           13073                        13177



_______________________________________________________________________________
December 31, 2001
                                      15

                  Forward Uniplan Real Estate Investment Fund

_______________________________________________________________________________

                          Average Annual Total Return

                            1 Year           11.31%
                            Since Inception* 10.63%

* Past performance is not indicative of future performance. Fund inception:
  5/10/99.
/1/ The National Association of Real Estate Investment Trusts is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index.

REIT funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.


_______________________________________________________________________________
                                                              December 31, 2001
                                      16

_______________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          -------                                         -----------
          COMMON STOCKS - 98.61%
                  Auto & Transportation - 7.46%
           52,000 Forward Air Corp. *.................... $ 1,763,840
           54,500 Gentex Corp. *.........................   1,456,785
           87,400 SkyWest, Inc...........................   2,224,330
           36,200 Superior Industries International, Inc.   1,457,050
           79,700 Swift Transportation Co., Inc. *.......   1,714,347
                                                          -----------
                                                            8,616,352
                                                          -----------
                  Consumer Discretionary - 21.81%
           39,200 Abercrombie & Fitch Co., Class A *.....   1,039,976
           35,400 AnnTaylor Stores Corp. *...............   1,239,000
           36,600 CEC Entertainment, Inc. *..............   1,588,074
           81,800 Circuit City Stores-Circuit City Group.   2,122,710
           78,150 Cost Plus, Inc. *......................   2,070,975
           57,600 Fairmont Hotels & Resorts, Inc.........   1,376,640
           89,300 Foot Locker, Inc. *....................   1,397,545
           68,000 Handleman Co. *........................   1,009,800
           52,000 ITT Educational Services, Inc. *.......   1,917,240
           47,500 MAXIMUS, Inc. *........................   1,997,850
           25,600 McClatchy Co., Class A.................   1,203,200
           65,300 Oakley, Inc. *.........................   1,061,778
           43,700 Reebok International, Ltd. *...........   1,158,050
           85,700 Tractor Supply Co. *...................   2,920,656
           69,400 Sylvan Learning Systems, Inc. *........   1,531,658
           36,400 Williams-Sonoma, Inc. *................   1,561,560
                                                          -----------
                                                           25,196,712
                                                          -----------
                  Consumer Staples - 2.40%
           35,800 American Italian Pasta Co., Class A *..   1,504,674
           29,200 Whole Foods Market, Inc. *.............   1,271,952
                                                          -----------
                                                            2,776,626
                                                          -----------
                  Energy - 12.07%
           18,000 Atwood Oceanics, Inc. *................     627,300

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      17

_______________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          -------                                         -----------
                  Energy (continued)
           72,600 Dril-Quip, Inc. *...................... $ 1,749,660
           36,900 Forest Oil Corp. *.....................   1,040,949
           43,800 GlobalSantaFe Corp.....................   1,249,176
           33,100 Helmerich & Payne, Inc.................   1,104,878
           74,600 Massey Energy Co.......................   1,546,458
          266,700 Newpark Resources, Inc. *..............   2,106,930
           59,200 Patterson-UTI Energy, Inc. *...........   1,379,952
           58,300 Pioneer Natural Resources Co. *........   1,122,858
           46,703 Varco International, Inc. *............     699,611
           82,500 Willbros Group, Inc. *.................   1,320,000
                                                          -----------
                                                           13,947,772
                                                          -----------
                  Finance - 17.39%
           28,000 Alexandria Real Estate Equities, Inc...   1,150,800
           27,400 City National Corp.....................   1,283,690
           46,700 Gabelli Asset Management, Inc. *.......   2,017,440
           27,600 H&R Block, Inc.........................   1,233,720
           61,500 Investment Technology Group, Inc. *....   2,402,805
           40,800 Legg Mason, Inc........................   2,039,184
           41,000 Plum Creek Timber Co., Inc.............   1,162,350
           86,200 Scottish Annuity & Life Holdings, Ltd..   1,667,970
           55,200 SL Green Realty Corp...................   1,695,192
           49,400 Stewart Information Services Corp. *...     975,650
           28,700 TCF Financial Corp.....................   1,377,026
           37,200 Van der Moolen Holding NV, ADR *.......   1,089,960
           62,150 Waddell & Reed Financial, Inc., Class A   2,001,230
                                                          -----------
                                                           20,097,017
                                                          -----------
                  Health Care - 7.20%
           48,100 First Health Group Corp. *.............   1,189,994
           89,700 Mid Atlantic Medical Services, Inc. *..   2,036,190
           55,200 Varian, Inc. *.........................   1,790,688
           16,200 Varian Medical Systems, Inc. *.........   1,154,412
           55,200 Zoll Medical Corp. *...................   2,149,488
                                                          -----------
                                                            8,320,772
                                                          -----------

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      18

_______________________________________________________________________________

                                           Forward Hoover Small Cap Equity Fund
                                                       Portfolio of Investments

                                                            Value
          Shares                                           (Note 2)
          -------                                         -----------
                  Materials & Processing - 7.22%
           39,200 Armor Holdings, Inc. *................. $ 1,058,008
           43,500 Chicago Bridge & Iron Co. NV, NY Shares   1,161,450
           48,450 Granite Construction, Inc..............   1,166,676
          122,100 Grant Prideco, Inc. *..................   1,404,150
           59,750 Florida Rock Industries, Inc...........   2,185,655
           35,000 Mobile Mini, Inc. *....................   1,369,200
                                                          -----------
                                                            8,345,139
                                                          -----------
                  Producer Durables - 6.98%
           66,400 Credence Systems Corp. *...............   1,233,048
           59,200 Garmin, Ltd. *.........................   1,262,144
           61,600 Joy Global, Inc. *.....................   1,034,880
           40,400 Photronics, Inc. *.....................   1,266,540
           61,700 Polycom, Inc. *........................   2,102,119
           36,000 Triumph Group, Inc. *..................   1,170,000
                                                          -----------
                                                            8,068,731
                                                          -----------
                  Technology - 15.21%
          106,700 Adaptec, Inc. *........................   1,547,150
           50,900 Avocent Corp. *........................   1,234,325
           58,400 Cypress Semiconductor Corp. *..........   1,163,912
           57,900 Exar Corp. *...........................   1,207,215
           59,500 Inter-Tel, Inc.........................   1,143,590
           13,000 L-3 Communications Holdings, Inc. *....   1,170,000
           47,100 Lattice Semiconductor Corp. *..........     968,847
           95,500 Moldflow Corp. *.......................   1,367,560
          133,800 MSC.Software Corp. *...................   2,087,280
           73,400 Pericom Semiconductor Corp. *..........   1,064,300
           36,200 PerkinElmer, Inc.......................   1,267,724
           87,677 Riverstone Networks, Inc. *............   1,455,438
           76,100 SmartForce Public Ltd. Co., ADR *......   1,883,475
                                                          -----------
                                                           17,560,816
                                                          -----------

_______________________________________________________________________________
December 31, 2001         See Notes to Financial Statements
                                      19

_______________________________________________________________________________

Forward Hoover Small Cap Equity Fund
Portfolio of Investments

                                                                      Value
Shares                                                               (Note 2)
------                                                             ------------
              Utilities - 0.87%
40,100        ALLETE, Inc......................................... $  1,010,520
                                                                   ------------
              Total Common Stocks.................................  113,940,457
                                                                   ------------
              (Cost $89,920,630)

TOTAL INVESTMENTS - 98.61%........................................  113,940,457
                                                                   ------------
(Cost $89,920,630)

NET OTHER ASSETS AND LIABILITIES - 1.39%..........................    1,605,291
                                                                   ------------

NET ASSETS - 100.00%.............................................. $115,545,748
                                                                   ============

------------------
* Non-income producing security.

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      20

_______________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                            Value
            Shares                                         (Note 2)
            ------                                        ----------
            COMMON STOCKS - 96.93%
                   Belgium - 1.52%
            1,000  Dexia................................. $   14,380
            18,000 Dexia.................................    259,634
                                                          ----------
                                                             274,014
                                                          ----------
                   Bermuda - 3.31%
            10,100 Tyco International, Ltd...............    594,890
                                                          ----------
                   Brazil - 1.32%
            10,200 Petroleo Brasileiro SA, ADR...........    237,660
                                                          ----------
                   Canada - 4.18%
            9,200  Manulife Financial Corp...............    239,752
            7,700  Suncor Energy, Inc....................    253,638
            10,000 Toronto-Dominion Bank.................    257,400
                                                          ----------
                                                             750,790
                                                          ----------
                   China - 3.89%
            21,800 China Mobile (Hong Kong), Ltd., ADR *.    381,064
            13,200 Huaneng Power International, Inc., ADR    318,120
                                                          ----------
                                                             699,184
                                                          ----------
                   Denmark - 2.75%
            9,200  NEG Micon A/S *.......................    242,383
            9,200  Vestas Wind Systems A/S...............    251,197
                                                          ----------
                                                             493,580
                                                          ----------
                   Finland - 2.69%
            19,700 Nokia Oyj, ADR........................    483,241
                                                          ----------
                   France - 10.43%
            2,600  Aventis SA, ADR.......................    184,600
            16,800 Axa, ADR..............................    353,136
            2,987  Clarins SA............................    168,616
            9,000  Essilor International SA..............    272,055
            4,100  Schneider Electric SA *...............    197,129
            6,100  STMicroelectronics NV, NY Shares......    193,187
            7,200  TotalFinaElf SA, ADR..................    505,728
                                                          ----------
                                                           1,874,451
                                                          ----------

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      21

_______________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

                                                              Value
          Shares                                             (Note 2)
          ------                                            ----------
                  Germany - 9.50%
          6,500   Adidas-Salomon AG........................ $  487,882
          2,700   DePfa Deutsche Pfandbriefbank AG.........    152,655
          4,500   Deutsche Boerse AG.......................    173,129
          5,400   E.On AG, ADR.............................    278,154
          5,500   SAP AG, ADR..............................    175,615
          3,300   Schering AG..............................    175,119
          4,840   SGL Carbon AG *..........................     97,178
          3,500   Wella AG.................................    168,904
                                                            ----------
                                                             1,708,636
                                                            ----------
                  Hong Kong - 1.86%
          296,391 Esprit Holdings, Ltd.....................    334,482
                                                            ----------
                  India - 0.93%
          2,700   Infosys Technologies, Ltd., ADR..........    167,400
                                                            ----------
                  Ireland - 2.26%
          43,000  Bank of Ireland..........................    406,982
                                                            ----------
                  Israel - 1.87%
          4,100   Check Point Software Technologies, Ltd. *    163,549
          2,800   Teva Pharmaceutical Industries, Ltd., ADR    172,564
                                                            ----------
                                                               336,113
                                                            ----------
                  Italy - 2.34%
          104,700 UniCredito Italiano SpA..................    420,433
                                                            ----------
                  Japan - 15.48%
          10,000  Canon, Inc...............................    344,117
          7,000   Honda Motor Co., Ltd.....................    279,338
          15,000  NEC Corp.................................    153,022
          77,000  Nippon Sanso Corp........................    197,993
          15,300  Nitto Denko Corp.........................    353,724
          37      NTT DoCoMo, Inc..........................    434,763
          8,200   ORIX Corp., ADR..........................    366,048
          8,000   Pioneer Corp.............................    174,577
          1,600   Rohm Co., Ltd............................    207,661
          6,000   Takeda Chemical Industries, Ltd..........    271,479
                                                            ----------
                                                             2,782,722
                                                            ----------

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      22

_______________________________________________________________________________

                                   Forward Hansberger International Growth Fund
                                                       Portfolio of Investments

                                                               Value
       Shares                                                 (Note 2)
       ------                                                -----------
               Mexico - 1.67%
       15,000  Coca-Cola Femsa, SA de CV, ADR............... $   301,050
                                                             -----------
               Netherlands - 6.82%
       12,710  ING Groep NV.................................     324,110
       12,889  Koninklijke (Royal) Philips Electronics NV...     383,071
        4,300  Unilever NV, NY Shares.......................     247,723
       29,500  Vodafone Libertel NV *.......................     271,329
                                                             -----------
                                                               1,226,233
                                                             -----------
               Norway - 1.54%
       28,900  Tomra Systems ASA............................     277,101
                                                             -----------
               South Korea - 1.42%
        1,200  Samsung Electronics Co., Ltd.................     254,891
                                                             -----------
               Spain - 1.92%
       13,900  Sociedad General de Aguas de Barcelona, SA...     173,267
          139  Sociedad General de Aguas de Barcelona,
               SA-New.......................................       1,696
       12,783  Telefonica, SA *.............................     171,067
                                                             -----------
                                                                 346,030
                                                             -----------
               Switzerland - 1.73%
       23,000  Adecco SA, ADR...............................     310,500
                                                             -----------
               Taiwan - 1.37%
       14,320  Taiwan Semiconductor Manufacturing Co., Ltd.,
               ADR *........................................     245,874
                                                             -----------
               United Kingdom - 16.13%
       29,100  Amvescap, Plc................................     419,713
       35,600  BHP Billiton, Plc............................     180,826
       13,800  Cable & Wireless, Plc, ADR...................     204,378
        4,100  GlaxoSmithKline, Plc, ADR....................     204,262
       33,000  Lloyds TSB Group, Plc........................     358,294
       22,000  Pearson, Plc.................................     253,271
       12,000  Reckitt Benckiser, Plc.......................     174,650
       48,200  Smith & Nephew, Plc..........................     291,126
       21,000  Vodafone Group, Plc, ADR.....................     539,280
        5,100  WPP Group, Plc, ADR..........................     274,890
                                                             -----------
                                                               2,900,690
                                                             -----------
               Total Common Stocks..........................  17,426,947
                                                             -----------
               (Cost $18,908,216)

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      23

_______________________________________________________________________________

Forward Hansberger International Growth Fund
Portfolio of Investments

              PREFERRED STOCKS - 2.33%
                          Germany - 2.33%
              1,100       Porsche AG *................ $   418,112
                                                       -----------
                          Total Preferred Stocks......     418,112
                                                       -----------
                          ( Cost $331,062 )
              TOTAL INVESTMENTS - 99.26%..............  17,845,059
                                                       -----------
              ( Cost $19,239,278 )
              NET OTHER ASSETS AND LIABILITIES - 0.74%     133,905
                                                       -----------
              TOTAL NET ASSETS - 100.00%.............. $17,978,964
                                                       ===========
              ------------------
              *     Non-income producing security.
              ADR  American Depositary Receipt

OTHER INFORMATION:
Industry Concentration as a Percentage of Net Assets:

                                                 % of Net Assets
                 Finance........................      21.81%
                 Telecommunications.............      13.82%
                 Industrial.....................      12.39%
                 Consumer Discretionary.........      11.99%
                 Technology.....................      10.60%
                 Health Care....................       8.74%
                 Consumer Staples...............       5.90%
                 Energy.........................       5.54%
                 Utilities......................       4.29%
                 Materials......................       2.65%
                 Business and Consumer Services.       1.53%
                 Short-Term & Other Investments.       0.74%
                                                     ------
                 TOTAL NET ASSETS...............     100.00%
                                                     ======

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      24

_______________________________________________________________________________

                                            Forward Garzarelli U.S. Equity Fund
                                                       Portfolio of Investments

                                                 Value
Shares                                          (Note 2)
-------                                        ----------
COMMON STOCKS - 98.89%
        Aerospace / Defense - 1.50%
 10,000 Boeing Co............................. $  387,800
                                               ----------
        Apparel and Textiles - 1.44%
  7,500 Liz Claiborne, Inc....................    373,125
                                               ----------
        Banking - 10.58%
 14,000 Bank of America Corp..................    881,300
 10,000 Comerica, Inc.........................    573,000
 15,000 FleetBoston Financial Corp............    547,500
 10,000 J.P. Morgan Chase & Co................    363,500
  6,000 SunTrust Banks, Inc...................    376,200
                                               ----------
                                                2,741,500
                                               ----------
        Business and Consumer Services - 3.42%
  8,000 AOL Time Warner, Inc. *...............    256,800
 15,000 Cendant Corp. *.......................    294,150
    100 TMP Worldwide, Inc. *.................      4,290
 16,000 Walt Disney Co........................    331,520
                                               ----------
                                                  886,760
                                               ----------
        Capital Goods and Construction - 2.20%
  7,000 Centex Corp...........................    399,630
  7,000 Masco Corp............................    171,500
                                               ----------
                                                  571,130
                                               ----------
        Chemicals - 1.90%
  6,000 Cabot Corp............................    214,200
 10,000 Engelhard Corp........................    276,800
                                               ----------
                                                  491,000
                                               ----------
        Consumer Cyclical - 4.55%
  5,000 Dean Foods Co. *......................    341,000
  1,833 Energizer Holdings, Inc. *............     34,919
 14,000 McDonald's Corp.......................    370,580
  4,000 Philip Morris Cos., Inc...............    183,400
 12,000 Ruby Tuesday, Inc.....................    247,560
                                               ----------
                                                1,177,459
                                               ----------
        Consumer Durables - 0.56%
  3,000 General Motors Corp...................    145,800
                                               ----------

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      25

--_____________________________________________________________________________

Forward Garzarelli U.S. Equity Fund
Portfolio of Investments

                                                        Value
               Shares                                  (Note 2)
               ------                                 ----------

                      Energy - 5.14%
                3,000 ChevronTexaco Corp............. $  268,830
                1,472 Conoco, Inc....................     41,658
               13,000 Exxon Mobil Corp...............    510,900
                6,700 Ultramar Diamond Shamrock Corp.    331,516
                7,000 Williams Cos., Inc.............    178,640
                                                      ----------
                                                       1,331,544
                                                      ----------
                      Finance - 13.49%
               12,000 Bear Stearns Cos., Inc.........    703,680
               16,166 Citigroup, Inc.................    816,060
                8,000 Fannie Mae.....................    636,000
                9,000 Lehman Brothers Holdings, Inc..    601,200
                7,000 MBNA Corp......................    246,400
               15,000 Washington Mutual, Inc.........    490,500
                                                      ----------
                                                       3,493,840
                                                      ----------
                      Health Care - 9.73%
                8,000 Abbott Laboratories............    446,000
                3,900 Allergan, Inc..................    292,695
                1,600 Barr Laboratories, Inc. *......    126,976
                5,000 Biogen, Inc. *.................    286,750
                8,000 Merck & Co., Inc...............    470,400
                4,200 Mylan Laboratories, Inc........    157,500
               15,000 Pfizer, Inc....................    597,750
                2,000 UnitedHealth Group, Inc........    141,540
                                                      ----------
                                                       2,519,611
                                                      ----------
                      Insurance - 2.39%
               12,000 Allstate Corp..................    404,400
                4,000 MBIA, Inc......................    214,520
                                                      ----------
                                                         618,920
                                                      ----------

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      26

_______________________________________________________________________________

                                             Forward Garzarelli U.S.Equity Fund
                                                       Portfolio of Investments

                                                            Value
           Shares                                          (Note 2)
           ------                                         ----------
                  Manufacturing - 5.92%
            8,000 General Electric Co.................... $  320,640
            4,000 Goodyear Tire & Rubber Co..............     95,240
            5,800 PACCAR, Inc............................    380,596
           12,500 Tyco International, Ltd................    736,250
                                                          ----------
                                                           1,532,726
                                                          ----------
                  Metals and Mining - 0.82%
            6,000 Alcoa, Inc.............................    213,300
                                                          ----------
                  Paper & Related Products - 1.09%
            5,000 Temple-Inland, Inc.....................    283,650
                                                          ----------
                  Printing and Publishing - 1.50%
            9,000 New York Times Co., Class A............    389,250
                                                          ----------
                  Retail - 6.08%
            6,000 Home Depot, Inc........................    306,060
            5,000 Lowe's Cos., Inc.......................    232,050
            7,500 Sears, Roebuck and Co..................    357,300
            9,000 Target Corp............................    369,450
            5,400 Wal-Mart Stores, Inc...................    310,770
                                                          ----------
                                                           1,575,630
                                                          ----------
                  Technology - 20.09%
            7,000 Adobe Systems, Inc.....................    217,350
           13,000 Analog Devices, Inc. *.................    577,070
            7,000 Applied Materials, Inc. *..............    280,700
            7,000 Computer Associates International, Inc.    241,430
           10,000 Dell Computer Corp. *..................    271,800
           21,000 EMC Corp. *............................    282,240
           16,000 Intel Corp.............................    503,200
              220 McDATA Corp., Class A *................      5,390
           12,000 Microsoft Corp. *......................    795,000
           14,400 Oracle Corp. *.........................    198,864
            8,000 PerkinElmer, Inc.......................    280,160
           20,000 Sanmina-SCI Corp. *....................    398,000
           24,000 Solectron Corp. *......................    270,720

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      27

_______________________________________________________________________________

Forward Garzarelli U.S. Equity Fund
Portfolio of Investments


                                                                  Value
     Shares                                                      (Note 2)
     ------                                                    ------------
             Technology (continued)
     22,000  Sun Microsystems, Inc. *......................... $    270,600
     13,000  Texas Instruments, Inc...........................      364,000
        200  VERITAS Software Corp. *.........................        8,966
      5,000  Verizon Communications, Inc......................      237,300
                                                               ------------
                                                                  5,202,790
                                                               ------------
             Telecommunications - 3.75%
      5,000  AT&T Corp........................................       90,700
      1,609  AT&T Wireless Services, Inc. *...................       23,121
      1,058  Avaya, Inc. *....................................       12,855
      7,000  BellSouth Corp...................................      267,050
     15,000  Cisco Systems, Inc. *............................      271,650
        300  Deutsche Telekom AG, ADR.........................        5,070
     12,000  Scientific-Atlanta, Inc..........................      287,280
      5,756  Williams Communications Group, Inc. *............       13,526
                                                               ------------
                                                                    971,252
                                                               ------------
             Tobacco - 0.92%
      5,000  Universal Corp...................................      182,050
      1,600  UST, Inc.........................................       56,000
                                                               ------------
                                                                    238,050
                                                               ------------
             Transportation - 0.66%
      3,000  Union Pacific Corp...............................      171,000
                                                               ------------
             Waste Disposal - 1.16%
     15,000  Republic Services, Inc. *........................      299,550
                                                               ------------
             Total Common Stocks..............................   25,615,687
                                                               ------------
             (Cost $24,694,031)
     Total Investments - 98.89%...............................   25,615,687
                                                               ------------
     (Cost $24,694,031)
     Net Other Assets and Liabilities - 1.11%.................      287,151
                                                               ------------
     Net Assets - 100.00%..................................... $25,902,838
                                                               ============

------------------
 * Non-income producing security.

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      28

_______________________________________________________________________________

                                    Forward Uniplan Real Estate Investment Fund
                                                       Portfolio of Investments

                                                         Value
Shares                                                  (Note 2)
------                                                 ----------
COMMON STOCKS - 89.15%
        Health Care - 3.45%
18,600  Healthcare Realty Trust, Inc.................. $  520,800
                                                       ----------
        Industrial - 14.12%
16,000  AMB Property Corp.............................    416,000
 8,500  CenterPoint Properties Corp...................    423,300
18,000  Duke Realty Corp..............................    437,940
10,000  EastGroup Properties, Inc.....................    230,700
12,000  First Industrial Realty Trust, Inc............    373,200
10,000  Washington Real Estate Investment Trust.......    248,900
                                                       ----------
                                                        2,130,040
                                                       ----------
        Office - 21.72%
10,500  Boston Properties, Inc........................    399,000
13,000  Brandywine Realty Trust.......................    273,910
15,000  CarrAmerica Realty Corp.......................    451,500
10,000  Corporate Office Properties Trust.............    118,700
32,454  Equity Office Properties Trust................    976,216
20,000  Great Lakes REIT, Inc.........................    320,000
 5,000  Mack-Cali Realty Corp.........................    155,100
10,000  Prentiss Properties Trust.....................    274,500
10,000  SL Green Realty Corp..........................    307,100
                                                       ----------
                                                        3,276,026
                                                       ----------
        Residential - 18.41%
 8,800  Apartment Investment & Management Co., Class A    402,424
20,200  Archstone-Smith Trust.........................    531,260
12,000  Avalonbay Communities, Inc....................    567,720
10,000  Boardwalk Equities, Inc.......................     73,200
11,400  Chateau Communities, Inc......................    340,860
18,000  Equity Residential Properties Trust...........    516,780
10,900  Home Properties of New York, Inc..............    344,440
                                                       ----------
                                                        2,776,684
                                                       ----------

_______________________________________________________________________________
December 31, 2001         See Notes to Financial Statements
                                      29

_______________________________________________________________________________

Forward Uniplan Real Estate Investment Fund
Portfolio of Investments

                                                Value
Shares                                         (Note 2)
------                                        -----------
        Retail - 18.68%
10,000  Chelsea Property Group, Inc.......... $   491,000
 8,500  General Growth Properties, Inc.......     329,800
10,000  Glimcher Realty Trust................     188,300
10,000  JDN Realty Corp......................     123,300
17,000  Simon Property Group, Inc............     498,610
26,000  Taubman Centers, Inc.................     386,100
10,000  Vornado Realty Trust.................     416,000
 8,000  Weingarten Realty Investors..........     384,000
                                              -----------
                                                2,817,110
                                              -----------
        Self Storage - 2.21%
10,000  Public Storage, Inc..................     334,000
                                              -----------
        Specialty - 10.56%
10,000  Alexandria Real Estate Equities, Inc.     411,000
17,100  Hospitality Properties Trust.........     504,450
12,800  Plum Creek Timber Co., Inc...........     362,880
10,000  PS Business Parks, Inc...............     315,000
                                              -----------
                                                1,593,330
                                              -----------
        Total Common Stocks..................  13,447,990
                                              -----------
        (Cost $11,076,042)
Total Investments - 89.15%...................  13,447,990
                                              -----------
(Cost $11,076,042)
Net Other Assets and Liabilities - 10.85%....   1,637,486
                                              -----------
Net Assets - 100.00%......................... $15,085,476
                                              -----------

------------------
REIT  Real Estate Investment Trust

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      30

_______________________________________________________________________________

                                            Statement of Assets and Liabilities

                                                   Forward        Forward
                                                   Hoover       Hansberger
                                                  Small Cap    International
                                                 Equity Fund    Growth Fund
                                                 ------------  -------------
    ASSETS:
      Investments, at value..................... $113,940,457   $17,845,059
      Cash and cash equivalents.................    2,407,103       945,484
      Foreign currency (Cost $0 and
       $133,137, respectively) (Note 2).........           --       131,843
      Receivable for investments sold...........    1,393,884            --
      Receivable for shares sold................      335,852           100
      Receivable from adviser...................           --         4,529
      Interest and dividend receivable..........       54,947        24,503
      Prepaid expenses..........................        3,714           778
                                                 ------------   -----------
       Total Assets.............................  118,135,957    18,952,296
                                                 ------------   -----------
    LIABILITIES:
      Payable for investments purchased.........    1,272,202            --
      Payable for shares redeemed...............    1,169,131       920,881
      Payable to adviser........................       41,654            --
      Accrued expenses and other liabilities....      107,222        52,451
                                                 ------------   -----------
       Total Liabilities........................    2,590,209       973,332
                                                 ------------   -----------
    NET ASSETS                                   $115,545,748   $17,978,964
                                                 ============   ===========
    NET ASSETS consist of:
      Paid-in capital (Note 4).................. $ 97,378,889   $25,317,678
      Accumulated net investment loss...........           --       (23,416)
      Accumulated net realized gain/(loss) on
       investments and foreign currency
       transactions.............................   (5,852,968)   (5,919,785)
      Net unrealized appreciation/
       (depreciation) on investments and
       translation of assets and liabilities in
       foreign currencies.......................   24,019,827    (1,395,513)
                                                 ------------   -----------
    Total Net Assets............................ $115,545,748   $17,978,964
                                                 ============   ===========
    Investments, at Cost........................ $ 89,920,630   $19,239,278
    Pricing of Shares
      Net Asset Value, offering, and
       redemption price per share............... $      14.78   $      9.63
      Net Assets................................ $115,545,748   $17,978,964
      Shares of beneficial interest
       outstanding..............................    7,818,439     1,866,859

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      31

_______________________________________________________________________________

                                                                 Forward
                                                   Forward       Uniplan
                                                 Garzarelli    Real Estate
                                                 U.S. Equity   Investment
                                                    Fund          Fund
                                                 -----------   -----------
    ASSETS:
      Investments, at value..................... $25,615,687   $13,447,990
      Cash and cash equivalents.................     308,882     1,590,651
      Receivable for shares sold................         140        15,200
      Receivable from adviser...................          --           964
      Interest and dividend receivable..........      25,032        63,348
      Prepaid expenses..........................         987           478
                                                 -----------   -----------
       Total Assets                               25,950,728    15,118,631
                                                 -----------   -----------
    LIABILITIES:
      Payable to adviser........................       3,874            --
      Accrued expenses and other liabilities....      44,016        33,155
                                                 -----------   -----------
       Total Liabilities........................      47,890        33,155
                                                 -----------   -----------
    NET ASSETS.................................. $25,902,838   $15,085,476
                                                 ===========   ===========
    NET ASSETS consist of:
      Paid-in capital (Note 4).................. $27,363,538   $12,560,551
      Accumulated net investment loss...........          --            --
      Accumulated net realized gain/(loss) on
       investments and foreign currency
       transactions.............................  (2,382,356)      152,977
      Net unrealized appreciation/
       (depreciation) on investments and
       translation of assets and liabilities in
       foreign currencies.......................     921,656     2,371,948
                                                 -----------   -----------
    Total Net Assets............................ $25,902,838   $15,085,476
                                                 ===========   ===========
    Investments, at Cost........................ $24,694,031   $11,076,042
    Pricing of Shares
      Net Asset Value, offering, and redemption
       price per share.......................... $     10.32   $     11.43
      Net Assets................................ $25,902,838   $15,085,476
      Shares of beneficial interest outstanding.   2,510,017     1,319,247

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      32

_______________________________________________________________________________

                                                        Statement of Operations
                                           For the Year Ended December 31, 2001


                                                   Forward       Forward
                                                   Hoover      Hansberger
                                                  Small Cap   International
                                                 Equity Fund   Growth Fund
                                                 -----------  -------------
    INVESTMENT INCOME:
      Interest, net of premium amortization and
       discount accretion....................... $   161,245   $    (2,803)
      Dividends.................................     488,607       299,304
      Less net foreign taxes withheld...........      (2,261)      (22,785)
                                                 -----------   -----------
       Total investment income..................     647,591       273,716
                                                 -----------   -----------
    EXPENSES:
      Investment advisory fee...................   1,110,196       170,272
      Administration fee........................     213,336        40,340
      Custodian fee.............................      59,742        80,656
      Fund accounting fee.......................      37,729        61,225
      Legal and audit fee.......................     109,037        46,585
      Transfer agent fee........................      78,985        23,791
      Directors' fees and expenses..............      57,787        12,557
      Printing Fees.............................      26,112         4,430
      Registration/filing fees..................      56,410        23,553
      Report to shareholder fees................      32,485         7,160
      Distribution and service fees.............     317,199        26,196
      Miscellaneous.............................       3,297           874
                                                 -----------   -----------
       Total expenses before waiver.............   2,102,315       497,639
       Less fees waived/reimbursed by
        investment adviser......................    (357,121)     (158,418)
                                                 -----------   -----------
       Total net expenses.......................   1,745,194       339,221
                                                 -----------   -----------
    NET INVESTMENT INCOME/(LOSS)................  (1,097,603)      (65,505)
                                                 -----------   -----------
    Net realized gain/(loss) on investments.....    (914,892)   (2,840,204)
    Net realized loss on foreign currency
     transactions...............................          --      (109,955)
    Net change in unrealized appreciation/
     (depreciation) on investments..............   6,484,342    (1,537,631)
    Net change in unrealized appreciation/
     (depreciation) on assets and liabilities in
     foreign currencies.........................          --        (8,616)
                                                 -----------   -----------
    NET REALIZED AND UNREALIZED GAIN/
     (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS..............   5,569,450    (4,496,406)
                                                 -----------   -----------
    NET INCREASE/(DECREASE) IN NET
     ASSETS RESULTING FROM
     OPERATIONS................................. $ 4,471,847   $(4,561,911)
                                                 ===========   ===========

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      33

_______________________________________________________________________________

For the Year Ended December 31, 2001

                                                                  Forward
                                                     Forward      Uniplan
                                                   Garzarelli   Real Estate
                                                   U.S. Equity  Investment
                                                      Fund         Fund
                                                   -----------  -----------
     INVESTMENT INCOME:
       Interest................................... $    12,242  $   52,628
       Dividends..................................     352,684     848,158
       Less net foreign taxes withheld............        (224)         --
                                                   -----------  ----------
        Total investment income...................     364,702     900,786
                                                   -----------  ----------
     EXPENSES:
       Investment advisory fee....................     216,251     119,043
       Administration fee.........................      54,548      21,080
       Custodian fee..............................      44,774      31,501
       Fund accounting fee........................      38,847      35,591
       Legal and audit fee........................      49,830      31,108
       Transfer agent fee.........................      29,132      21,136
       Directors' fees and expenses...............      16,733       6,660
       Printing Fees..............................       6,846       2,842
       Registration/filing fees...................      16,169      14,144
       Report to shareholder fees.................       6,381       4,772
       Distribution and service fees..............      34,851      49,017
       Miscellaneous..............................         868         102
                                                   -----------  ----------
        Total expenses before waiver..............     515,230     336,996
        Less fees waived/reimbursed by
         investment adviser.......................    (109,507)    (85,096)
                                                   -----------  ----------
        Total net expenses........................     405,723     251,900
                                                   -----------  ----------
     NET INVESTMENT INCOME/(LOSS).................     (41,021)    648,886
                                                   -----------  ----------
     Net realized gain/(loss) on investments......  (2,295,904)    309,626
     Net realized loss on foreign currency
      transactions................................          --          --
     Net change in unrealized appreciation/
      (depreciation) on investments...............  (1,866,073)    569,111
     Net change in unrealized depreciation on
      assets and liabilities in foreign currencies          --          --
                                                   -----------  ----------
     NET REALIZED AND UNREALIZED GAIN/
      (LOSS) ON INVESTMENTS AND FOREIGN
      CURRENCY TRANSACTIONS.......................  (4,161,977)    878,737
                                                   -----------  ----------
     NET INCREASE/(DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS.................................. $(4,202,998) $1,527,623
                                                   ===========  ==========

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      34

_______________________________________________________________________________

                                             Statement of Changes in Net Assets


                                                       Forward Hoover
                                                          Small Cap
                                                         Equity Fund
                                                 --------------------------
                                                  Year Ended    Year Ended
                                                 December 31,  December 31,
                                                     2001          2000
                                                 ------------  ------------
    Operations:
      Net investment loss....................... $ (1,097,603) $   (774,477)
      Net realized gain/(loss) on investments...     (914,892)      335,082
      Net realized loss on foreign currency.....           --            --
      Net change in unrealized appreciation/
       (depreciation) on investments and
       foreign currency.........................    6,484,342     8,456,209
                                                 ------------  ------------
      Net increase/(decrease) in net assets
       resulting from operations................    4,471,847     8,016,814
                                                 ------------  ------------
    Distributions to shareholders:
      From net realized gains on investments....     (697,140)     (335,082)
      In excess of net realized gain on
       investments, forward foreign currency
       contracts and foreign currency...........           --      (411,823)
      Tax return of capital.....................         (340)           --
                                                 ------------  ------------
      Total distributions.......................     (697,480)     (746,905)
                                                 ------------  ------------
    Share Transactions:
      Proceeds from sale of shares..............   58,448,011    78,450,751
      Issued to shareholders in reinvestment of
       distributions............................      695,054       744,223
      Cost of shares redeemed...................  (44,230,092)  (36,354,430)
                                                 ------------  ------------
      Net increase/(decrease) from share
       transactions.............................   14,912,973    42,840,544
                                                 ------------  ------------
      Net increase/(decrease) in net assets.....   18,687,340    50,110,453
                                                 ------------  ------------
    NET ASSETS:
      Beginning of year.........................   96,858,408    46,747,955
                                                 ------------  ------------
      End of year (including accumulated net
       investment loss of $0 and $0,
       respectively)............................ $115,545,748  $ 96,858,408
                                                 ============  ============
    OTHER INFORMATION:
    Share Transactions:
      Sold......................................    4,150,119     5,760,747
      Distributions reinvested..................       46,710        51,430
      Redeemed..................................   (3,170,583)   (2,853,664)
                                                 ------------  ------------
      Net increase/(decrease) in shares
       outstanding..............................    1,026,246     2,958,513
                                                 ============  ============

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      35

_______________________________________________________________________________

                                                     Forward Hansberger
                                                        International
                                                         Growth Fund
                                                 --------------------------
                                                  Year Ended    Year Ended
                                                 December 31,  December 31,
                                                     2001          2000
                                                 ------------  ------------
    Operations:
      Net investment loss....................... $    (65,505) $   (217,374)
      Net realized gain/(loss) on investments...   (2,840,204)   (2,714,562)
      Net realized loss on foreign currency.....     (109,955)      (78,381)
      Net change in unrealized appreciation/
       (depreciation) on investments and
       foreign currency.........................   (1,546,247)     (378,978)
                                                 ------------  ------------
      Net increase/(decrease) in net assets
       resulting from operations................   (4,561,911)   (3,389,295)
                                                 ------------  ------------
    Distributions to shareholders:
      From net realized gains on investments....           --            --
      In excess of net realized gain on
       investments, forward foreign currency
       contracts and foreign currency...........           --            --
                                                 ------------  ------------
      Total distributions.......................           --            --
                                                 ------------  ------------
    Share Transactions:
      Proceeds from sale of shares..............   42,552,934    59,534,999
      Issued to shareholders in reinvestment of
       distributions............................           --            --
      Cost of shares redeemed...................  (42,775,466)  (59,269,229)
                                                 ------------  ------------
      Net increase/(decrease) from share
       transactions.............................     (222,532)      265,770
                                                 ------------  ------------
      Net increase/(decrease) in net assets.....   (4,784,443)   (3,123,525)
                                                 ------------  ------------
    NET ASSETS:
      Beginning of year.........................   22,763,407    25,886,932
                                                 ------------  ------------
      End of year (including accumulated net
       investment loss of $23,416 and
       $34,547, respectively)................... $ 17,978,964  $ 22,763,407
                                                 ============  ============
    OTHER INFORMATION:
    Share Transactions:
      Sold......................................    3,969,094     4,495,056
      Distributions reinvested..................           --            --
      Redeemed..................................   (3,971,498)   (4,483,647)
                                                 ------------  ------------
      Net increase/(decrease) in shares
       outstanding..............................       (2,404)       11,409
                                                 ============  ============

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      36

_______________________________________________________________________________

                                                    Forward Garzarelli
                                                     U.S. Equity Fund
                                                --------------------------
                                                 Year Ended   Year Ended
                                                December 31, December 31,
                                                    2001         2000
                                                ------------ -------------
     Operations:
       Net investment income/(loss)............ $   (41,021) $      17,954
       Net realized gain/(loss) on investments.  (2,295,904)     4,000,767
       Net change in unrealized appreciation/
        (depreciation) on investments and
        foreign currency.......................  (1,866,073)    (5,564,623)
                                                -----------  -------------
       Net increase/(decrease) in net assets
        resulting from operations..............  (4,202,998)    (1,545,902)
                                                -----------  -------------
     Distributions to shareholders:
       From net investment income..............          --        (14,780)
       From net realized gains on investments..          --     (4,000,767)
       In excess of net realized gain on
        investments, forward foreign currency
        contracts and foreign currency.........          --        (69,722)
       Tax return of capital...................          --            (42)
                                                -----------  -------------
       Total distributions.....................          --     (4,085,311)
                                                -----------  -------------
     Share Transactions:
       Proceeds from sale of shares............   1,050,840    101,664,799
       Issued to shareholders in reinvestment
        of distributions.......................          --      4,082,867
       Cost of shares redeemed.................    (778,217)  (110,714,944)
                                                -----------  -------------
       Net increase/(decrease) from share
        transactions...........................     272,623     (4,967,278)
                                                -----------  -------------
       Net increase/(decrease) in net assets...  (3,930,375)   (10,598,491)
                                                -----------  -------------
     NET ASSETS:
       Beginning of year.......................  29,833,213     40,431,704
                                                -----------  -------------
       End of year (including accumulated net
        investment loss of $0 and $0,
        respectively).......................... $25,902,838  $  29,833,213
                                                ===========  =============
     OTHER INFORMATION:
     Share Transactions:
       Sold....................................      88,734      7,226,564
       Distributions reinvested................          --        337,149
       Redeemed................................     (72,859)    (7,881,841)
                                                -----------  -------------
       Net increase/(decrease) in shares
        outstanding............................      15,875       (318,128)
                                                ===========  =============

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      37

_______________________________________________________________________________

                                                Forward Uniplan Real Estate
                                                      Investment Fund
                                                --------------------------
                                                 Year Ended    Year Ended
                                                December 31,  December 31,
                                                    2001          2000
                                                ------------  ------------
     Operations:
       Net investment income/(loss)............ $   648,886   $    598,188
       Net realized gain/(loss) on investments.     309,626       (208,767)
       Net change in unrealized appreciation/
        (depreciation)/on investments and
        foreign currency.......................     569,111      2,427,689
                                                -----------   ------------
       Net increase/(decrease) in net assets
        resulting from operations..............   1,527,623      2,817,110
                                                -----------   ------------
     Distributions to shareholders:
       From net investment income..............    (551,031)      (427,746)
       From net realized gains on investments..    (230,798)            --
       In excess of net realized gain on
        investments, forward foreign currency
        contracts and foreign currency.........          --         (1,582)
       Tax return of capital...................     (98,198)       (46,506)
                                                -----------   ------------
       Total distributions.....................    (880,027)      (475,834)
                                                -----------   ------------
     Share Transactions:
       Proceeds from sale of shares............     103,773     32,678,733
       Issued to shareholders in reinvestment
        of distributions.......................     879,204        475,596
       Cost of shares redeemed.................     (24,617)   (26,583,624)
                                                -----------   ------------
       Net increase/(decrease) from share
        transactions...........................     958,360      6,570,705
                                                -----------   ------------
       Net increase/(decrease) in net assets...   1,605,956      8,911,981
                                                -----------   ------------
     NET ASSETS:
       Beginning of year.......................  13,479,520      4,567,539
                                                -----------   ------------
       End of year (including accumulated net
        investment income of $0 and $100,
        respectively).......................... $15,085,476   $ 13,479,520
                                                ===========   ============
     OTHER INFORMATION:
     Share Transactions:
       Sold....................................       9,135      3,668,193
       Distributions reinvested................      77,323         48,484
       Redeemed................................      (2,231)    (3,001,323)
                                                -----------   ------------
       Net increase/(decrease) in shares
        outstanding............................      84,227        715,354
                                                ===========   ============

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      38

_______________________________________________________________________________

                                                           Financial Highlights
                      For a share outstanding throughout the periods presented.


                                                    Forward Hoover
                                                       Small Cap
                                                      Equity Fund
                                               -----------------------
                                                Year Ended   Year Ended
                                               December 31, December 31,
                                                   2001         2000
                                               ------------ ------------
        Net Asset Value, Beginning of Period..   $  14.26     $ 12.19
        Income from Operations:
          Net investment income/(loss)........      (0.14)      (0.11)
          Net realized and unrealized gain on
           investments........................       0.75        2.29
                                                 --------     -------
           Total from Operations..............       0.61        2.18
                                                 --------     -------
        Less Distributions:
          From net investment income..........         --          --
          In Excess of net investment income..         --          --
          From capital gains..................      (0.09)      (0.11)
          Tax return of capital...............        -- +         --
                                                 --------     -------
           Total Distributions................      (0.09)      (0.11)
                                                 --------     -------
        Net increase in net asset value.......       0.52        2.07
                                                 --------     -------
        Net Asset Value, End of Period........   $  14.78     $ 14.26
                                                 ========     =======
        Total Return..........................      4.27%      17.88%

        Ratios/Supplemental Data:
          Net Assets, End of Period (000's)...   $115,546     $96,858
        Ratios to average net assets:
          Net investment income/(loss)
           including reimbursement/waiver.....      (1.04)%     (1.06)%
          Operating expenses including
           reimbursement/waiver...............      1.65%       1.64%
          Operating expenses excluding
           reimbursement/waiver...............      1.99%       1.99%
        Portfolio turnover rate...............       140%        183%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
See Notes to Financial Statements                             December 31, 2001
                                      39

_______________________________________________________________________________

For a share outstanding throughout the periods presented.

                                                    Forward Hoover
                                                       Small Cap
                                                      Equity Fund
                                               ------------------------
                                                Year Ended  Period Ended
                                               December 31, December 31,
                                                   1999      1998/(a)/
                                               ------------ ------------
        Net Asset Value, Beginning of Period..   $ 11.40      $ 10.00
        Income from Operations:
          Net investment income/(loss)........     (0.07)         -- +
          Net realized and unrealized gain on
           investments........................      0.86         1.41
                                                 -------      -------
           Total from Operations..............      0.79         1.41
                                                 -------      -------
        Less Distributions:
          From net investment income..........       -- +         -- +
          In Excess of net investment income..       -- +       (0.01)
          From capital gains..................        --           --
                                                 -------      -------
           Total Distributions................       -- +       (0.01)
                                                 -------      -------
        Net increase in net asset value.......      0.79         1.40
                                                 -------      -------
        Net Asset Value, End of Period........   $ 12.19      $ 11.40
                                                 =======      =======
        Total Return..........................     7.03%       13.99%

        Ratios/Supplemental Data:
          Net Assets, End of Period (000's)...   $46,748      $31,838
        Ratios to average net assets:
          Net investment income/(loss)
           including reimbursement/waiver.....     (0.54)%      0.21%*
          Operating expenses including
           reimbursement/waiver...............     1.45%        1.45%*
          Operating expenses excluding
           reimbursement/waiver...............     2.00%        3.19%*
        Portfolio turnover rate...............      134%          23%

------------------
 * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      40

_______________________________________________________________________________

                      For a share outstanding throughout the periods presented.


                                                 Forward Hansberger
                                              International Growth Fund
                                              -----------------------
                                               Year Ended   Year Ended
                                              December 31, December 31,
                                                  2001         2000
                                              ------------ ------------
        Net Asset Value, Beginning of Period.   $ 12.18      $ 13.93
        Income/(loss) from Operations:
          Net investment income/(loss).......     (0.04)       (0.12)
          Net realized and unrealized gain/
           (loss) on investments.............     (2.51)       (1.63)
                                                -------      -------
        Total from Operations:...............     (2.55)       (1.75)
                                                -------      -------
        Less Distributions:
          From net investment income.........        --           --
          In Excess of net investment income.        --           --
                                                -------      -------
           Total Distributions...............        --           --
                                                -------      -------
        Net increase/(decrease) in net asset
         value...............................     (2.55)       (1.75)
                                                -------      -------
        Net Asset Value, End of Period.......   $  9.63      $ 12.18
                                                =======      =======
        Total Return.........................    (20.94)%     (12.56)%
        Ratios/Supplemental Data:
        Net Assets, End of Period (000's)....   $17,979      $22,763
        Ratios to average net assets:
          Net investment income/(loss)
           including reimbursement/waiver....     (0.33)%      (0.87)%
          Operating expenses including
           reimbursement/waiver..............      1.68%        1.68%
          Operating expenses excluding
           reimbursement/waiver..............      2.47%        2.10%
        Portfolio turnover rate..............        64%         167%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
See Notes to Financial Statements                             December 31, 2001
                                      41

_______________________________________________________________________________

For a share outstanding throughout the periods presented.

                                                 Forward Hansberger
                                              International Growth Fund
                                              ----------------------
                                               Year Ended  Period Ended
                                              December 31, December 31,
                                                  1999      1998 /(a)/
                                              ------------ ------------
        Net Asset Value, Beginning of Period.   $ 11.29      $ 10.00
        Income/(loss) from Operations:
          Net investment income/(loss).......      0.21         0.02
          Net realized and unrealized gain/
           (loss) on investments.............      2.63         1.30
                                                -------      -------
           Total from Operations:............      2.84         1.32
                                                -------      -------
        Less Distributions:
          From net investment income.........     (0.20)       (0.02)
          In Excess of net investment income.        --        (0.01)
                                                -------      -------
           Total Distributions...............     (0.20)       (0.03)
                                                -------      -------
        Net increase/(decrease) in net asset
         value...............................      2.64         1.29
                                                -------      -------
        Net Asset Value, End of Period.......   $ 13.93      $ 11.29
                                                =======      =======
        Total Return.........................     25.15%       13.23%
        Ratios/Supplemental Data:
        Net Assets, End of Period (000's)....   $25,887      $23,170
        Ratios to average net assets:
          Net investment income/(loss)
           including.........................
          reimbursement/waiver...............      1.65%        0.87% *
          Operating expenses including
           reimbursement/waiver..............      1.60%        1.60% *
          Operating expenses excluding
           reimbursement/waiver..............      2.30%        2.46% *
        Portfolio turnover rate..............        31%           8%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      42

_______________________________________________________________________________

                      For a share outstanding throughout the periods presented.


                                                     Forward Garzarelli
                                                      U.S. Equity Fund
                                                  -----------------------
                                                   Year Ended   Year Ended
                                                  December 31, December 31,
                                                      2001         2000
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 11.96      $ 14.38
    Income/(loss) from Operations:
      Net investment income/(loss)...............     (0.02)        0.01
      Net realized and unrealized gain/(loss) on
       investments...............................     (1.62)       (0.53)
                                                    -------      -------
        Total from Operations....................     (1.64)       (0.52)
                                                    -------      -------
    Less Distributions:
      From net investment income.................        --        (0.01)
      In Excess of net investment income.........        --           --
      From capital gains.........................        --        (1.89)
      Tax return of capital......................        --          -- +
                                                    -------      -------
       Total Distributions.......................        --        (1.90)
                                                    -------      -------
    Net increase/(decrease) in net asset value...     (1.64)       (2.42)
                                                    -------      -------
    Net Asset Value, End of Period...............   $ 10.32      $ 11.96
                                                    =======      =======
    Total Return.................................    (13.71)%      (3.81)%

    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $25,903      $29,833
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................     (0.15)%       0.06%
      Operating expenses including
       reimbursement/waiver......................      1.50%        1.48%
      Operating expenses excluding
       reimbursement/waiver......................      1.91%        1.79%
    Portfolio turnover rate......................        73%         105%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      43

_______________________________________________________________________________

For a share outstanding throughout the periods presented.


                                                     Forward Garzarelli
                                                      U.S. Equity Fund
                                                  -----------------------
                                                   Year Ended  Period Ended
                                                  December 31, December 31,
                                                      1999      1998/(a)/
                                                  ------------ ------------
    Net Asset Value, Beginning of Period.........   $ 12.08      $ 10.00
    Income/(loss) from Operations:
      Net investment income/(loss)...............      --  +        0.01
      Net realized and unrealized gain/(loss) on
       investments...............................      2.36         2.08
                                                    -------      -------
        Total from Operations....................      2.36         2.09
                                                    -------      -------
    Less Distributions:
      From net investment income.................      --  +       (0.01)
      In Excess of net investment income.........        --          -- +
      From capital gains.........................     (0.06)          --
      Tax return of capital......................        --           --
                                                    -------      -------
       Total Distributions.......................     (0.06)       (0.01)
                                                    -------      -------
    Net increase/(decrease) in net asset value...      2.30         2.08
                                                    -------      -------
    Net Asset Value, End of Period...............   $ 14.38      $ 12.08
                                                    =======      =======
    Total Return.................................     19.50%       20.93%
    Ratios/Supplemental Data:
      Net Assets, End of Period (000's)..........   $40,432      $36,407
    Ratios to average net assets:
      Net investment income/(loss) including
       reimbursement/waiver......................     (0.02)%       0.24%*
      Operating expenses including
       reimbursement/waiver......................      1.40%        1.40%*
      Operating expenses excluding
       reimbursement/waiver......................      1.46%        1.60%*
    Portfolio turnover rate......................        30%          26%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(a) The Fund commenced operations on October 1, 1998.

_______________________________________________________________________________
December 31, 2001                             See Notes to Financial Statements
                                      44

--_____________________________________________________________________________

                      For a share outstanding throughout the periods presented.

                                    Forward Uniplan Real Estate Investment Fund
                                    ------------------------------------------
                                     Year Ended        Year Ended  Period Ended
                                    December 31,      December 31, December 31,
                                        2001              2000      1999/(b)/
                                    ------------      ------------ ------------
     Net Asset Value, Beginning of
      Period.......................   $ 10.91           $  8.79      $  10.00
     Income/(loss) from
      Operations:
       Net investment income.......      0.52              0.48          0.41
       Net realized and unrealized
        gain/(loss) on
        investments................      0.70              2.04        (1.24)
                                      -------           -------      --------
        Total from Operations......      1.22              2.52        (0.83)
                                      -------           -------      --------
     Less Distributions:
       From net investment
        income.....................    (0.44)             (0.36)       (0.38)
       From capital gains..........    (0.18)               --  +          --
       Tax return of capital.......    (0.08)             (0.04)           --
                                      -------           -------      --------
        Total Distributions........    (0.70)             (0.40)       (0.38)
                                      -------           -------      --------
     Net increase/(decrease) in net
      asset value..................      0.52              2.12        (1.21)
                                      -------           -------      --------
     Net Asset Value, End of
      Period.......................   $ 11.43           $ 10.91      $   8.79
                                      =======           =======      ========
     Total Return..................    11.31%            29.21%       (9.10)%

     Ratios/Supplemental Data:
       Net Assets, End of Period
        (000's)....................   $15,085           $13,480      $  4,568
     Ratios to average net assets:
       Net investment income/
        (loss) including
        reimbursement/waiver.......     4.63%             5.09%         5.64%*
       Operating expenses
        including
        reimbursement/waiver.......     1.80%             1.79%         1.80%*
       Operating expenses
        excluding
        reimbursement/waiver.......     2.41%             2.61%         4.02%*
     Portfolio turnover rate.......        7%               18%            0%

------------------
  * Annualized except for total return and portfolio turnover rate. + Amount represents less than $0.01 per share.
(b)The Fund commenced operations on May 10, 1999.



_______________________________________________________________________________
See Notes to Financial Statements                 December 31, 2001
                                      45

_______________________________________________________________________________

Notes to Financial Statements


1.  Organization
Forward Funds, Inc. (the "Company") was incorporated in Maryland on October 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At December 31, 2001, the Company offered four investment portfolios. The accompanying financial statements and financial highlights are those of the Forward Hoover Small Cap Equity Fund (the "Small Cap Fund"), the Forward Hansberger International Growth Fund (the "International Growth Fund"), the Forward Garzarelli U.S. Equity Fund (the "U.S. Equity Fund") and the Forward Uniplan Real Estate Investment Fund (the "Real Estate Fund") (each a "Fund" and collectively the "Funds"). Each Fund except the Real Estate Fund is a diversified portfolio.

The Small Cap Fund and International Growth Fund seek to achieve high total returns. The U.S. Equity Fund seeks to maximize capital appreciation and income and the Real Estate Fund seeks income with capital appreciation as a secondary goal. The Small Cap Fund invests primarily in the equity securities of companies that have small market capitalization and offer future growth potential. The International Growth Fund invests primarily in the equity securities of companies organized or located outside of the United States. The U.S. Equity Fund invests primarily in the equity securities of mid to large capitalization companies located in the United States and the Real Estate Fund invests in equity securities of real-estate focused companies, including real estate investment trusts (REITs).

2.  Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities, which are traded on a national securities exchange or on the NASDAQ, are valued at the last sale price on

_______________________________________________________________________________
December 31, 2001
                                      46

_______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

the securities exchange on which such securities are primarily traded, or in the event that no sale has occurred, at the average of the bid and ask price. Other securities traded on over-the-counter markets are valued at the average of the last bid and ask price. Portfolio securities which are primarily traded on foreign securities exchanges are valued at the most recent closing values of such securities on their respective exchanges. Investments in short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are carried at their fair value as determined in good faith by or under the direction of the Board of Directors. The Funds generally value their holdings, including fixed income securities, through the use of independent pricing agents, except for securities for which a ready market does not exist, which are valued under the direction of the Board of Directors or by the Sub-Advisers using methodologies approved by the Board of Directors.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of the ex-dividend data in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Dividends to Shareholders: Dividends from net investment income are declared and paid annually for the Small Cap, International Growth and

_______________________________________________________________________________
                                                              December 31, 2001
                                      47

_______________________________________________________________________________

Notes to Financial Statements
(continued)

U.S. Equity Funds and quarterly for the Real Estate Fund. Net realized capital gains, if any, are distributed at least annually.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

Permanent differences incurred during the year ended December 31, 2001, resulting from differences in book and tax accounting have been reclassified at year end as follows:

                            Increase/    Increase/(Decrease)   Increase
                            (Decrease)       Accumulated     Accumulated
                             Paid-In       Net Investment    Net Realized
                             Capital        Income/(Loss)    Gain/(Loss)
                            -----------  ------------------- ------------
       Small Cap            $(1,159,286)     $1,097,603        $ 61,683
       International Growth    (187,824)         79,496         108,328
       U.S. Equity              (41,055)         41,021              34
       Real Estate             (115,842)            243         115,599

The reclassifications primarily relate to write-off on net operating losses for the Small Cap Fund, International Growth Fund and U.S. Equity Fund, and return of capital for the Real Estate Fund.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

Federal Income Taxes: The Company treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M

_______________________________________________________________________________
December 31, 2001
                                      48

_______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no provision is made by the Funds for federal income or excise taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed-Delivery Transactions: The Funds may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss an advantageous price or yield.

3.  Transactions with Affiliates
The Company has entered into an investment advisory agreement with Forward Management, LLC ("Forward" or the "Adviser") pursuant to which Forward provides investment advisory services to the Funds and is entitled to receive a fee calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: Small Cap Fund,

_______________________________________________________________________________
                                                              December 31, 2001
                                      49

_______________________________________________________________________________

Notes to Financial Statements
(continued)

1.05%; International Growth Fund, 0.85% on the first $50 million, 0.75% on the next $50 million, 0.65% on the next $150 million, 0.60% on the next $250 million, and 0.55% on assets over $500 million; U.S. Equity Fund, 0.80% on the first $100 million, 0.725% on the next $400 million, and 0.65% on assets over $500 million; and the Real Estate Fund, 0.85% on the first $100 million, 0.80% on the next $400 million, and 0.70% on assets over $500 million.

Forward has entered into investment sub-advisory agreements with Hoover Investment Management, LLC ("Hoover") for the Small Cap Fund; Hansberger Global Investors, Inc. ("Hansberger") for the International Growth Fund; Garzarelli Investment Management, LLC ("Garzarelli") for the U.S. Equity Fund; and Uniplan Real Estate Advisors, Inc. ("Uniplan") for the Real Estate Fund (each a "Sub-Adviser"). Pursuant to these agreements, the Sub-Advisers provide investment sub-advisory services to the Funds and are entitled to receive a fee from Forward calculated daily and payable monthly at the following annual rates based on each Fund's average daily net assets: the Small Cap Fund, 0.80% up to $500 million and 0.70% on assets over $500 million; the International Growth Fund, 0.50%; the U.S. Equity Fund, 0.55% on the first $100 million, 0.475% on the next $400 million, and 0.40% on assets over $500 million; and the Real Estate Fund, 0.60% on the first $100 million, 0.55% on the next $400 million, and 0.45% on assets over $500 million.

Waiver of Fees
The Adviser has agreed to voluntarily waive a portion of its fees and/or reimburse certain expenses. These voluntary waivers and/or reimbursements will continue until at least January 1, 2003. As a result of such waivers, the aggregate net expenses (as a percentage of net assets) for the year ended December 31, 2001 have been limited to 1.65%, 1.70%, 1.50% and 1.80%, for the Small Cap, International Growth, U.S. Equity and Real Estate Funds, respectively. Any waiver or reimbursement by the Adviser is subject to recoupment from the Fund within the following two years, to the extent such recoupment would not cause total expenses to exceed any current expense limitation.

_______________________________________________________________________________
December 31, 2001
                                      50

_______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)

For the year ended December 31, 2001, the fee waivers and/or reimbursements were as follows:

                                      Fees     Expenses
                                    Waived by Reimbursed
               Fund                  Adviser  by Adviser  Total
               ----                 --------- ---------- --------
               Small Cap            $264,332   $92,789   $357,121
               International Growth   69,520    88,898    158,418
               U.S. Equity            67,578    41,929    109,507
               Real Estate            35,013    50,083     85,096

During the year ended December 31, 2001, the Advisor did not recoup any waived or reimbursed expenses.

At December 31, 2001, the balance of recoupable expenses for each Fund was:

                Fund                   2000     2001    Total
                ----                 -------- -------- --------
                Small Cap            $258,623 $357,121 $615,744
                International Growth  105,141  158,418  263,559
                U.S. Equity           102,206  109,507  211,713
                Real Estate            97,048   85,096  182,144

The Funds have a Distribution Plan pursuant to Rule 12b-1 for which up to 0.25% of each Fund's average daily net assets may be used to pay shareholder servicing and distribution fees. In addition, the Funds have a Shareholder Servicing Plan which may be used to pay shareholder servicing fees at an annual rate of up to 0.10% of each Fund's average net assets. The expenses of the Distribution and Shareholder Servicing Plans are reflected as distribution and service fees in the Statement of Operations.

PFPC Distributors, Inc. (the "Distributor") serves as the Funds' distributor. The Distributor acts as an agent for the Funds and the distributor of their shares.

The Company has entered into an administration agreement with PFPC Inc. (the "Administrator"), an indirect wholly owned subsidiary of PNC Financial Services Group, Inc. The Administrator also serves as the Company's transfer agent and dividend paying agent.

_______________________________________________________________________________
                                                              December 31, 2001
                                      51

_______________________________________________________________________________

Notes to Financial Statements
(continued)


Overall responsibility for oversight of the Funds rests with the Directors of the Company. There are currently five directors, three of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. Each non-interested Director receives $3,000 per regular meeting and $1,500 for each special meeting attended.

4.  Shares of Beneficial Interest
The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share (fifty million shares are allocated as Institutional Class shares of the Small Cap Fund). Each Fund has one class of shares, except the Small Cap Fund, which has two classes of shares (only one of which is currently being offered). Each share represents an equal proportionate interest in the Fund with other shares of the Fund, and each is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Directors.

The following entities owned of record or beneficially, as of December 31, 2001, 5% or greater of any class of the Funds outstanding equity securities:

          Fund                            Name             Percentage
          ----                            ----             ----------
          Small Cap            Charles Schwab & Co., Inc.      43.08%
                               Sutton Place Associates LLC     24.32%
                               MUIR & Co.                      19.66%
          International Growth Sutton Place Associates LLC     95.86%
          U.S. Equity          Sutton Place Associates LLC     95.92%
          Real Estate          Sutton Place Associates LLC     98.37%


_______________________________________________________________________________
December 31, 2001
                                      52

--------------------------------------------------------------------------------

                                                  Notes to Financial Statements
                                                                    (continued)

5.  Purchases and Sales of Investments
The cost of investments purchased and proceeds from investments sold, excluding U.S. Government and short-term investments, for the year ended December 31, 2001, were as follows:

                                Cost of Investments  Proceeds from
           Fund                      Purchased      Investments Sold
           ----                 ------------------- ----------------
           Small Cap               $156,148,505         $139,448,999
           International Growth      12,424,094           12,346,028
           U.S. Equity               19,739,603           19,433,907
           Real Estate                1,746,559              846,078

Tax Basis of Investments
At December 31, 2001 the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

                                                                Net
                                    Gross        Gross       Unrealized
                       Cost of    Unrealized   Unrealized  Appreciation/
       Fund          Investments Appreciation Depreciation (Depreciation)
       ----          ----------- ------------ ------------ --------------
       Small Cap     $90,266,435 $24,879,893  $(1,205,871)  $23,674,022
       International
        Growth        19,989,114   1,656,022   (3,668,234)   (2,012,212)
       U.S. Equity    24,752,587   3,467,729   (2,604,629)      863,100
       Real Estate    10,923,065   2,533,243       (8,318)    2,524,925

Foreign Securities
Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.


_______________________________________________________________________________
                                                              December 31, 2001
                                      53

--------------------------------------------------------------------------------

Notes to Financial Statements
(continued)

6.  REITs
Because the Real Estate Fund invests a substantial portion of its assets in REITs, the Real Estate Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

7.  Post October Loss
Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2001, the Funds elected to defer capital losses and currency losses occurring between November 1, 2001 and December 31, 2001 as follows:

              Fund                 Capital Losses Currency Losses
              ----                 -------------- ---------------
              International Growth    $788,881        $7,073
              U.S. Equity                6,070          --

8.  Capital Loss Carryforwards
At December 31, 2001 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                       Expiring in Expiring in Expiring in Expiring in
         Fund             2006        2007        2008        2009
         ----          ----------- ----------- ----------- -----------
         Small Cap         --          --          --      $5,507,163
         International
          Growth        $304,243     $43,416   $1,297,970   2,884,919
         U.S Equity        --          --          --       2,317,730

_______________________________________________________________________________
December 31, 2001
                                      54

_______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


9.  Tax Basis of Distributable Income

As of December 31, 2001, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

                                     International
                         Small Cap      Growth     U.S. Equity  Real Estate
    -                   -----------  ------------- -----------  -----------
    Post-October losses          --   $  (795,954) $    (6,070)         --
    Accumulated
     capital loss
     carryforwards..... $(5,507,163)   (4,530,548)  (2,317,730)         --
    Net unrealized
     appreciation/
     (depreciation)....  23,674,022    (2,012,212)     863,100  $2,524,925
    Total accumulated
     earnings/
     (accumulated
     losses)...........  18,166,859    (7,338,714)  (1,460,700)  2,524,925

10.  Tax Basis of Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

                                         Ordinary Ordinary
                                          Income   Income
                     Fund                 Total   per Share
                     ----                -------- ---------
                     Small Cap                 --       --
                     Real Estate         $452,379  $0.3600

                                  Long-Term    Long-Term
                                 Capital Gain Capital Gain
                     Fund           Total      per Share
                     ----        ------------ ------------
                     Small Cap     $697,140     $0.0891
                     Real Estate    329,450      0.2595


_______________________________________________________________________________
                                                              December 31, 2001
                                      55

_______________________________________________________________________________

                                                  Notes to Financial Statements
                                                                    (continued)


                                       Tax        Tax
                                      Return   Return of
                                    of Capital  Capital
                        Fund          Total    per Share
                        ----        ---------- ---------
                        Small Cap    $   340    $0.0000*
                        Real Estate   98,198     0.0785

* Amount represents less than $0.0001 per share.

_______________________________________________________________________________
December 31, 2001
                                      56

_______________________________________________________________________________
                                      [_]


Report of Independent Accountants

To the Board of Directors and Shareholders of Forward Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Forward Hoover Small Cap Equity Fund, Forward Hansberger International Growth Fund, Forward Garzarelli U.S. Equity Fund, and Forward Uniplan Real Estate Investment Fund (constituting The Forward Funds, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Funds for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 12, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
February 8, 2002

_______________________________________________________________________________
December 31, 2001
                                      57

_______________________________________________________________________________

                  ADDITIONAL COMPANY INFORMATION (Unaudited)

The business and affairs of the Company and each Fund are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

NON-INTERESTED DIRECTORS:

                                                                                              Number of
                                 Term of                                                       Funds in
                  Position(s)  Office and                                                    Fund Complex
 Name, Address,    Held with    Length of                                                    Overseen by    Other Directorships
    and Age*         Fund     Time Served**  Principal Occupation(s) During Past Five Years    Director     Held by Director***
----------------- ----------- ------------- ------------------------------------------------ ------------ -----------------------
Haig G. Mardikian  Director    Since 1998   Owner of Haig G. Mardikian Enterprises, a real        4       None
Age: 54                                     estate investment business (1971-present); a
                                            general partner of M&B Development; President
                                            and Director of Adiuvana-Invest, Inc.
                                            Mr. Mardikian has served as Managing Director
                                            of the United Broadcasting Company and
                                            Chairman and Director of SIFE Trust Fund.

Leo T. McCarthy    Director    Since 1998   President, The Daniel Group, an investment            4       Director, Parnassus
Age: 71                                     partnership (January 1995-present).                           Funds (1998-present);
                                                                                                          Director, Linear
                                                                                                          Technology
                                                                                                          Corporation (July 1994-
                                                                                                          present).

Donald O'Connor    Director    Since 2000   Retired Vice President of Operations, Investment      4       Trustee of the Advisors
Age: 65                                     Company Institute ("ICI") (1975-1993); Chief                  Series Trust (15);
                                            Operating Officer, ICI Mutual Insurance                       Trustee, The Parnassus
                                            Company (1987-1997); Branch Chief of Market                   Income Trust (3) and
                                            Surveillance, Securities and Exchange                         the Parnassus Fund (1).
                                            Commission (1964-1968).

__________________
 * Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.
** Each Director will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** The parenthetical number represents the number of portfolios within a fund or fund complex.

_______________________________________________________________________________
                                                              December 31, 2001
                                      58

_______________________________________________________________________________

INTERESTED DIRECTORS:

                                                                                                  Number of
                                      Term of                                                      Funds in
                       Position(s)  Office and                                                   Fund Complex
 Name, Address,         Held with    Length of                                                   Overseen by   Other Directorships
    and Age*              Fund     Time Served** Principal Occupation(s) During Past Five Years    Director    Held by Director***
---------------------- ----------- ------------- ----------------------------------------------- ----------- ----------------------
J. Alan Reid, Jr.      President,   Since 2001   President of Forward Management, LLC                  4     None
433 California Street,  Director                 ("Forward Management," formerly known as
Suite 1010,                                      Webster Investment Management, LLC) (April
San Francisco,                                   2001-present), Internet Brokerage Manager,
California 94104                                 Morgan Stanley Online (1999-2001); Executive
Age: 38                                          Vice President and Treasurer, Webster
                                                 Investment Management (1998-1999); Vice
                                                 President, Regional Director, Investment
                                                 Consulting Services, Morgan Stanley, Dean
                                                 Witter, Discover & Co. (September 1997-
                                                 February 1998); Vice President, Regional
                                                 Director, Investment Consulting Services, Dean
                                                 Witter (May 1994-September 1997).

DeWitt F. Bowman       Director     Since 2000   Principal, Pension Investment Consulting              4     Serves as director or
Age: 71                                          (February 1994-present); Interim Treasurer and              trustee of the Wilshire
                                                 Vice President for Investments, Regents of the              Target Funds Inc. (5),
                                                 University of California. He serves as a                    Brandes Institutional
                                                 director of REEF America REIT, Inc. and as a                International Fund (1)
                                                 trustee of the Pacific Gas and Electric Nuclear             and Dresdner RCM
                                                 Decommissioning Trust Fund and the                          Global Funds, Inc. (12)
                                                 PCG Private Equity Fund.

  Other Directorships
  Held by Director***
-----------------------

None













Serves as director or
trustee of the Wilshire
Target Funds Inc. (5),
Brandes Institutional
International Fund (1)
and Dresdner RCM
Global Funds, Inc. (12)

__________________
 * Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, Suite 1010, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.
*** The parenthetical number represents the number of portfolios within a fund or fund complex.

_______________________________________________________________________________
December 31, 2001
                                      59

_______________________________________________________________________________

OFFICERS:

                                                                                                  Number of
                                     Term of                                                       Funds in
                       Position(s)  Office and                                                   Fund Complex
  Name, Address, and    Held with   Length of                                                    Overseen by  Other Directorships
         Age              Fund     Time Served*  Principal Occupation(s) During Past Five Years    Director    Held by Director
---------------------- ----------- ------------ ------------------------------------------------ ------------ -------------------
John P. McGowan         Treasurer   Since 1999  Senior Vice President and Chief Operating            N/A              N/A
433 California Street,                          Officer, Forward Management, LLC (June 1999 -
Suite 1010                                      present); Vice President, Client Services, First
San Francisco, CA                               Data Investor Services Group (June 1998-May
94104                                           1999); Assistant Vice President, Trust and
Age: 36                                         Investment Services Division, M & T Bank (1992-
                                                1998).

Linda J. Hoard          Secretary   Since 2001  Vice President at PFPC Inc. since 1998; Attorney     N/A              N/A
4400 Computer Drive                             Consultant for Fidelity Management & Research
Westborough, MA                                 (a financial service company), Investors Bank &
01581                                           Trust Company (a financial service provider) and
Age: 54                                         First Data Investor Services Group, Inc. (1994-
                                                1998).

------------------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

_______________________________________________________________________________
                                                              December 31, 2001
                                      60

--------------------------------------------------------------------------------

FORWARD FUNDS, INC.
 The Hansberger International Growth Fund
 The Uniplan Real Estate Investment Fund
 The Hoover Small Cap Equity Fund
 The Garzarelli U.S. Equity Fund
 (collectively, the "Funds")

                                Privacy Notice

Forward Funds, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information ("Information") pertaining to you.

We collect the following categories of information about you

We collect Information about you from the following sources:

.. information we receive from you on applications or other forms; and .. information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We may enter into arrangements with companies to perform marketing services on our behalf and we may disclose all of the Information we collect to companies that perform such services on our behalf.

Protecting the security and confidentiality of your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information.

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds, Inc. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution's privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party's privacy policies will apply to you and ours will not.


_______________________________________________________________________________
December 31, 2001
                                      61

INVESTMENT ADVISER

Forward Management, LLC
  San Francisco, CA


DISTRIBUTOR

PFPC Distributors, Inc.
  King of Prussia, PA


COUNSEL

Dechert
  Washington, DC


INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP
  San Francisco, CA


CUSTODIAN

Brown Brothers Harriman & Co.
  Boston, MA

                              FORWARDFUNDS




                              > FORWARD GARZARARELLI U.S.

                                EQUITY FUND




                              > FORWARD HANSBERGER

                                INTERNATIONAL GROWTH FUND




                              > FORWARD HOOVER SMALL

                                CAP EQUITY FUND




                              > FORWARD UNIPLAN REAL

                                ESTATE INVESTMENT FUND